                                                                    Exhibit 3.67

                                     FORM B

            BEFORE ATTEMPTING TO EXECUTE THESE BLANKS BE SURE TO READ
                 CAREFULLY THE INSTRUCTIONS ON THE BACK THEREOF.

                   (THESE ARTICLES MUST BE FILED IN DUPLICATE)

STATE OF ILLINOIS,  )
                    ) ss.
COOK COUNTY         )



To CHARLES F. CARPENTIER, Secretary of State:


       We, the undersigned,

                                                           ADDRESS
      NAME                 NUMBER            STREET            CITY        STATE
------------------------------------------------------------------------------------
A. J. MITCHELL, JR.                    1 N. LaSalle Street,   Chicago 2,    Illinois

W. H. SHIPLEY                          1 N. LaSalle Street,   Chicago 2,    Illinois

L. MISCH                               1 N. LaSalle Street,   Chicago 2,    Illinois

being natural persons of the age of twenty-one years or more and subscribers to the shares of the corporation to be organized pursuant hereto, for the purpose of forming a corporation under "The Business Corporation Act" of the State of Illinois, do hereby adopt the following Articles of Incorporation:

                                   ARTICLE ONE

The name of the corporation is PLAYBOY RECORDS, INC.

                                   ARTICLE TWO

The ADDRESS of its initial registered office in the State of Illinois is SUITE 1925, 1 N. LASALLE STREET, in the CITY of CHICAGO (2) County of COOK and the NAME of its Registered Agent at SAID ADDRESS is: A. J. MITCHELL, JR.

                                  ARTICLE THREE

The duration of the corporation is: PERPETUAL

                                  ARTICLE FOUR

The purpose or purposes for which the corporation is organized are:

       (1) To print, reprint, publish, copy and vend dramatic or dramatico-musical compositions or adaptations, arrangements, dramatizations, translations or other versions of copyrighted works or works in the public domain.

       (2) To make or procure the making of any transcription or record of the works specified in paragraph (1) by or from which in whole or in part they may in any manner or by any method be exhibited, performed, represented, produced or reproduced and to exhibit, perform, represent, produce or reproduce them; to vend any manuscript or any record whatsoever thereof.

       (3) To apply for and obtain protection of the works produced by copyright in accordance with the Act of July 30, 1947, c. 391, 61 Stat. 652 and Acts amendatory.

       (4) To purchase, take, receive, lease or lessee, take by gift, devise, or bequest, or otherwise acquire, and to own, hold, use and otherwise deal in and with any real or personal property, or any interest therein, situated in or out of Illinois, which may be appropriate to enable it to accomplish any or all of its purposes.

       (5) To sell and convey, mortgage, pledge, lease or lessor, and otherwise dispose of all or any part of its property or assets.

       (6) To purchase, take, receive, subscribe for, and otherwise acquire, own, hold, vote, use, employ, sell, mortgage, loan, pledge, or otherwise dispose of, and otherwise use and deal in and with, shares or other interests in, or obligations of, other domestic or foreign corporations, associations, partnerships, or individuals, except Illinois banks or bank holding companies.

       (7) None of the foregoing powers or purposes shall be construed to include the discounting of bills and notes or the buying and selling of bills of exchange.

                                  ARTICLE FIVE

PARAGRAPH 1: The aggregate number of shares which the corporation is authorized to issue is 10,000, divided into no classes. The designation of each class, the number of shares of each class, and the par value, if any, of the shares of each class, or a statement that the shares of any class are without par value, are as follows:

                  Series      Number of    Par value per share or statement that shares
 Class           (If any)      Shares                are without par value
COMMON            NONE        10,000            $1.00 par value, per share

PARAGRAPH 2: The preferences, qualifications, limitations, restrictions and the special or relative right in respect of the shares of each class are: NONE

                                   ARTICLE SIX

       The class and number of shares which the corporation proposes to issue without further report to the Secretary of State, and the consideration (expressed in dollars) to be received by the corporation therefor, are:

                                                       Total consideration to be
       Class of shares        Number of shares            received therefor:
        COMMON                    1,000                        $  1,000.00
                                                               $
                                                               $
                                                               $
                                                               $

                                  ARTICLE SEVEN

       The corporation will not commence business until at least one thousand dollars has been received as consideration for the issuance of shares.

                                  ARTICLE EIGHT

       The number of directors to be elected at the first meeting of the shareholders is: THREE.

                                  ARTICLE NINE

PARAGRAPH 1: It is estimated that the value of all property to be owned by the corporation for the following year wherever located will be $5,000.00.
PARAGRAPH 2: It is estimated that the value of the property to be located within the State of Illinois during the following year will be $5,000.00.
PARAGRAPH 3: It is estimated that the gross amount of business which will be transacted by the corporation during the following year will be $5,000.00. PARAGRAPH 4. It is estimated that the gross amount of business which will be transacted at or from places of business in the State of Illinois during the following year will be $5,000.00.

                          /s/ A. J. Mitchell, Jr.
                          ----------------------------------
                          A. J. Mitchell, Jr
                          ----------------------------------
                          /s/ W. H. Shipley
                          ----------------------------------
                          W. H. Shipley                            Incorporators
                          ----------------------------------
                          /s/ L. Misch
                          ----------------------------------
                          L. Misch
                          ----------------------------------

              OATH AND ACKNOWLEDGEMENT

STATE OF ILLINOIS,  )
                    ) ss.
COOK COUNTY         )

       I, A. TEHLE, a Notary Public do hereby certify that on the 6th day of AUGUST, 1956, A. J. MITCHELL, JR., W. H. SHIPLEY AND L. MISCH personally appeared before me and being first duly sworn by me severally acknowledged that they signed the foregoing document in the respective capacities therein set forth and declared that the statements therein contained are true.

       IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year above written.

                                    /s/ Annette M. Tehle
                                    ------------------------------------
                                    Notary Public

[SEAL]

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                       ARTICLES OF AMENDMENT

                              TO THE

                     ARTICLES OF INCORPORATION

                                OF

                        PLAYBOY RECORDS, INC.
                       (Exact Corporate Name)

To  WILLIAM H. CHAMBERLAIN,
Secretary of State
Springfield, Illinois

       The undersigned corporation, for the purpose of amending its Articles of Incorporation and pursuant to the provisions of Section 55 of "The Business Corporation Act" of the State of Illinois, hereby executes the following Articles of Amendment:

       ARTICLE FIRST:  The name of the corporation is:

                              PLAYBOY RECORDS, INC.

       ARTICLE SECOND: The following amendment or amendments were adopted in the manner prescribed by "The Business Corporation Act" of the State of Illinois:

                              SEE ATTACHMENT HERETO

                   ATTACHMENT TO ARTICLES OF AMENDMENT TO THE
                            ARTICLES OF INCORPORATION
                                       OF
                              PLAYBOY RECORDS, INC.

ARTICLE SECOND:

       (1) RESOLVED, that Article One of the Articles of Incorporation of this corporation is amended so that said article, now reading as follows: "The name of the corporation is: PLAYBOY RECORDS, INC." will as amended, read as follows: "The name of the corporation is PLAYBOY MODELS, INC., " and

       (2) FURTHER RESOLVED, that Article Four of the Articles of Incorporation is amended so as to extend the business of the corporation, and to enlarge and change the purposes for which the corporation was organized to include the following:

                     To own and operate a private employment agency, to
              represent and act as agent for models, actors, entertainers, and persons engaged in related professions with respect to obtaining employment for such persons and furthering their respective professional careers; to seek and arrange interviews and negotiate contracts with respect to such employment and to offer advice and consultation with respect to such employment and the furtherance of careers in such professions.

       ARTICLE THIRD: The number of shares of the corporation outstanding at the time of the adoption of said amendment or amendments was one thousand (1,000); and the number of shares of each class entitled to vote as a class on the adoption of said amendment or amendments, and the designation of each such class were as follows:

(Disregard separation into      CLASS                       NUMBER OF SHARES
classes  if  class voting
does not apply to the
amendment voted on.)        NOT APPLICABLE

       ARTICLE FOURTH: The number of shares voted for said amendment or amendments was one thousand (1,000); and the number of shares voted against said

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amendment or amendments was none. The number of shares of each class entitled to vote as a class voted for and against said amendment or amendments, respectively, was:

(Disregard these items           CLASS                NUMBER OF SHARES VOTED
unless the amendment                                  FOR            AGAINST
states this articles of
incorporation.)

                            NOT APPLICABLE

Item 1. On the date of the adoption of this amendment restating the articles of incorporation, the corporation had _____ shares issued, itemized as follows:

(Disregard these        CLASS     SERIES   NUMBER OF   PAR VALUE PER SHARE OR
items unless the                 (IF ANY)   SHARES     STATEMENT THAT SHARES ARE
amendment states this                                  WITHOUT PAR VALUE
articles of
incorporation.)

                     NOT APPLICABLE

Item 2. On the date of the adoption of this amendment restating the articles of incorporation, the corporation had a stated capital of $__________ and a paid-in surplus of $__________ or a total of $______________.

       NOT APPLICABLE
(Disregard ARticle
where this amendment
contains no such
provisions.)

       ARTICLE FIFTH: The manner in which the exchange, reclassification, or cancellation of issued shares, or a reduction of the number of authorized shares of any class below the number of issued shares of that class, provided for in, or effected by, this amendment, is as follows:

       NOT APPLICABLE

(Disregard Paragraph
where amendment does
not affect stated capital
or paid in surplus.)

       ARTICLE SIXTH: Paragraph 1: The manner in which said amendment or amendments effect a change in the amount of stated capital or the amount of paid-in surplus, or both, is as follows:

       NOT APPLICABLE

(Disregard Paragraph
where amendment does
not affect stated capital
or paid-in-surplus.)

       Paragraph 2: The amounts of stated capital and of paid-in surplus as changed by this amendment are as follows:

                                      BEFORE AMENDMENT       AFTER AMENDMENT
       Stated capital...........    $                     $
       Paid-in surplus..........    $                     $


       NOT APPLICABLE


       IN WITNESS WHEREOF, the undersigned corporation has caused these Articles of Amendment to be executed in its name by its Vice President, and its corporate seal to be hereto affixed, attested by its Secretary this 9th day of April, 1964.

                                    PLAYBOY RECORDS, INC.
                                    --------------------------------------------
                                              Exact Corporate Name)

                                    /s/ Eldon Sellers
                                    --------------------------------------------
                                              Its Vice President
     Place
(CORPORATE SEAL)
     Here

/s/ R. J. Preuss
---------------------
   Its Secretary

STATE OF ILLINOIS,  )
                    ) ss.
COOK COUNTY         )

       I, Jane Spradling, a Notary Public, do hereby certify that on the 9th day of April 1964, Eldon Sellers, personally appeared before me and, being first duly sworn by me, cknowledged that he signed the forgoing document in the capacity therein set forth and declared that the statements therein contained are true.

       IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.

                                    /s/ Jane Spradling
                                    ------------------------------------
                                                           Notary Public
                                    My Commission Expires June 26, 1966

[SEAL]

  Form BCA-5.10                STATEMENT OF CHANGE
   NFP-105.10                  OF REGISTERED AGENT
                             AND/OR REGISTERED OFFICE


1.     CORPORATE NAME:  PLAYBOY MODELS, INC.

2.     STATE OR COUNTRY OF INCORPORATION:  ILLINOIS

3. Name and address of the registered agent and registered office as they appear on the records of the office of the Secretary of State (BEFORE CHANGE):
              Registered Agent  THE PRENTICE-HALL CORPORATION SYSTEM, INC.

                                FIRST NAME        MIDDLE NAME       LAST NAME
              Registered Agent  33 NORTH LASALLE ST.


                                NUMBER            STREET      SUITE NO. (A P.O.
              BOX ALONE IS NOT ACCEPTABLE)

                                CHICAGO, IL  60602                  COOK

                                CITY              ZIP CODE          COUNTY

4. Name and address of the registered agent and registered office shall be (AFTER ALL CHANGES HEREIN REPORTED):

              Registered Agent  C T CORPORATION SYSTEM

                                FIRST NAME        MIDDLE NAME       LAST NAME

              Registered Agent  C/O C T CORPORATION SYSTEM, 208 S. LA SALLE
              STREET

                                NUMBER            STREET   SUITE NO. (A P.O. BOX
              ALONE IS NOT ACCEPTABLE)

                                CHICAGO        60604                COOK 016

                                CITY           ZIP CODE            COUNTY

5. The address of the registered office and the address of the business office of the registered agent, as changed, will be identical.

6.     The above change was authorized by: ("X" ONE BOX ONLY)

       a.   /X/  By resolution duly adopted by the board of directors.  (NOTE 5)

       b.   / /  By action of the registered agent.                     (NOTE 6)


NOTE: When the registered agent changes, the signatures of both President and Secretary are required.

7.     (IF AUTHORIZED BY THE BOARD OF DIRECTORS, SIGN HERE. SEE NOTE 5)

       The undersigned corporation has caused this statement to be signed by its duly authorized officers, each of whom affirms, under penalties of perjury, that the facts stated herein are true.

Dated          MAY 20             1994                   PLAYBOY MODELS, INC.

                                                     (EXACT NAME OF CORPORATION)

attested by   /s/ Irma Villarreal                by      /s/ HOWARD SHAPIRO
           --------------------------                    -----------------------

(SIGNATURE OF SECRETARY OR                            (SIGNATURE OF PRESIDENT OR
  ASSISTANT SECRETARY)                                    VICE PRESIDENT)

 IRMA VILLARREAL, SECRETARY                       HOWARD SHAPIRO, VICE PRESIDENT

(TYPE OR PRINT NAME AND TITLE)                    (TYPE OR PRINT NAME AND TITLE)

(IF CHANGE OF REGISTERED OFFICE BY REGISTERED AGENT, SIGN HERE. SEE NOTE 6)

The undersigned, under penalties of perjury, affirms that the facts stated herein are true.

Dated   1994

                                       (SIGNATURE OF REGISTERED AGENT OF RECORD)
(ILL.-581-5/14/91)

                                        2